UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

SCHEDULE 14A
(RULE 14a-101)

SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. ___)

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Filed by a Party other than the Registrant [  ]

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[   ]           Preliminary Proxy Statement.
[   ]           Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e)(2)).
[   ]           Definitive Proxy Statement.
[X]           Definitive Additional Materials.
[   ]           Soliciting Material Pursuant to §240.14a-12.

Progress Energy, Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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[   ]           Fee paid previously with preliminary materials.

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the  filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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Progress Energy, Inc.
Annual Meeting of Shareholders
May 13, 2009 10:00 a.m.
Progress Energy Center for the Performing Arts
2 East South Street
Raleigh, N.C. 27601

Proxy Login Details:
Control Number: <012345 >
Holder Account Number: <C1234567891>
Proxy Access Number: <12345>

To: <Shareholder Registration>

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on May 13, 2009.

Your Progress Energy, Inc. combined Proxy Statement and Annual Report is now available online and you may also vote your shares for the 2009 Annual Shareholders’ Meeting.

To view the combined Proxy Statement and Annual Report or to cast your vote, visit:
www.envisionreports.com/pgn and follow the on-screen instructions.  You will be prompted to enter the proxy voting details provided above in this email to access this voting site.  Note that votes submitted through this site must be received by 12:01 a.m. Eastern Time, on May 13, 2009.

Thank you for viewing the 2009 Progress Energy, Inc. Annual Meeting Materials and for submitting your very important vote.

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